Exhibit 99.1

General Cannabis Establishes East Coast Presence With The Opening Of A New York Office

Seasoned Cannabis Business Service Provider Brings Deep Expertise in Operations Consulting,
Security, Marketing and Apparel, and Financing Solutions to the East Coast

DENVER—September 4, 2018—As the legal cannabis industry grows throughout the United States, the industry’s leading service provider, General Cannabis Corp. (OTCQX: CANN), is expanding its presence on the East Coast with the opening of a New York office.

The New York office provides General Cannabis a strategic location to better serve existing East Coast clients while also attracting new talent and partnerships as the cannabis market in the eastern U.S. continues to develop.  Further, the opening of the New York office provides a hub for current clients looking for East Coast expansion opportunities.

“Given our growing list of East Coast clients and the steps that states like Massachusetts and New Jersey have taken toward launching adult-use sales, this is the ideal time for General Cannabis to further invest and establish itself in the region,” said Michael Feinsod, Executive Chairman of the Board for General Cannabis. “The growth potential for the market in this region is unparalleled. An East Coast office is perfectly suited to cater to this territory as General Cannabis continues to expand its presence nationwide.  We plan on expanding our security, operations and marketing segments aggressively throughout the East Coast. In addition, we will be utilizing this office to expand and enhance our corporate, marketing and mergers and acquisitions teams.”

General Cannabis provides comprehensive business services for all sectors of the cannabis industry. The Company specializes in cultivation management, operations consulting, business development, security, marketing and apparel, and capital solutions for its robust client base. The Company, headquartered in Denver, has clients and subsidiaries based in Arizona, California, Colorado, Maryland, New Jersey, Nevada, Oregon, Washington, and now New York.

“We are uniquely positioned to step into the East Coast market and leverage the years of experience we’ve cultivated in California and Colorado,” said Robert Frichtel, CEO of General Cannabis. “We anticipate serving both new licensees as well as existing participants within this market.  Cannabis license holders that need a comprehensive suite of services know they can count on us. The General Cannabis team has a level of institutional knowledge regarding all aspects of the cannabis industry.”

The adult-use cannabis market in New England is developing quickly. Massachusetts and Maine became the first states on the East Coast to legalize adult-use cannabis through voter referendums in 2016, joining a cadre of western states that have legalized adult-use possession and sales. In 2018, Vermont became the first state to legalize adult-use cannabis via legislation. New Jersey is on a path to full legalization under the support of Gov. Phil Murphy. Meanwhile, Florida’s medical marijuana program, which was expanded in 2016 through a voter-approved ballot measure, is projected to become one of the largest markets in the nation over the next few years.

Company Contact:

Robert Frichtel. 303-759-1300

###

About General Cannabis Corp.

General Cannabis is the comprehensive national resource for the highest-quality service providers available to the regulated cannabis industry. We are a trusted partner to the cultivation, production and retail sides of the cannabis business. We do this through a combination of strong operating divisions such as security, marketing, operational consulting and products, real estate and financing. As a synergistic holding company, our divisions are able to leverage the strengths of each other, as well as a larger balance sheet, to succeed. Our website address is www.generalcann.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.   Such forward-looking statements include statements regarding future events or our future performance or financial condition; statements regarding the ability of our New York office to attract new talent and partnerships; statements regarding the growth potential for the East Coast market; statements regarding the expansion of our security, operations and marketing segments throughout the East Coast; statements regarding the planned use of our New York office; statements regarding the future legalization of adult-use cannabis in New Jersey; and statements regarding the future market size of Florida’s medical marijuana program.

Any statements that are not statements of historical fact, such as the statements described above, should be considered forward-looking statements.  Some of these statements may be identified by the use of the words “may,” “will,” “believes,” “plans,” “anticipates,” “expects” and similar expressions.  General Cannabis has based these forward-looking statements on current expectations and projections about future events as of the date of this press release.  These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as result of a number of factors, including those described from time to time in General Cannabis’s  most recent Annual Report on Form 10-K under the heading “Risk Factors” and in subsequent filings with the Securities and Exchange Commission. General Cannabis undertakes no duty to update any forward-looking statements made herein.

Media Contact:

Shawna McGregor

Grasslands: A Journalism-Minded Agency

shawna@mygrasslands.com

917-971-7852